Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
Exhibit 10.60

EXECUTION VERSION

Amendment No. 14, dated as of October 8 , 2020, to the
A320 Family Aircraft Purchase Agreement, made July 20, 2011, between Airbus S.A.S. and American Airlines, Inc.

This Amendment No. 14, dated as of October _8_, 2020, (the “Amendment”) to the A320 Family Aircraft Purchase Agreement, made July 20, 2011, between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 1 Skyview Drive, Fort Worth, Texas 76155, United States of America (the “Buyer”)

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, made July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time, is hereinafter called the “Agreement”; and

WHEREAS, with respect to (a) those Aircraft designated in the Agreement as [****], each of which were [****] (the “[****] Aircraft”), and (b) that Aircraft designated in the Agreement as [****] and [****] (the “[****] Aircraft”), Seller [****] Buyer, which [****] Aircraft and [****] Aircraft upon their [****] Buyer (the “[****]”); and

WHEREAS, Seller [****] hereafter [****] Buyer a similar [****] for each of the [****] Aircraft [****] from Seller to Buyer under the Agreement (the “[****]”); and

WHEREAS, in order to [****] Aircraft, the [****] Aircraft and the [****] Aircraft (collectively, the “[****] Aircraft”), the Parties agree that [****] Seller to Buyer in regard to any of the [****] Aircraft shall be [****] Seller to [****] Aircraft [****] Buyer [****] Aircraft to Buyer pursuant to the Agreement; and

WHEREAS, the Parties have agreed to amend the Agreement to reflect the [****] for each [****] where such an [****] is [****] by Seller.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.     [****]

1.1    Seller and Buyer acknowledge that Seller [****] to Buyer an “[****]” with respect to:

(a) each of the [****] Aircraft in the [****] ([****]); and

(b) the [****] Aircraft in the [****] ([****]).

1.2    If Seller [****] to Buyer an [****] Aircraft, the [****] shall be [****] Seller to Buyer, [****] Aircraft, and [****] by Buyer to Seller for and [****] Aircraft.

1.3    Seller and Buyer confirm that this Amendment constitutes a written agreement between Buyer and Seller relating to the [****] Aircraft and [****] Aircraft as [****] of the Agreement, when such [****] by Seller [****] Aircraft. Seller and Buyer further confirm that [****] set forth in Clause 1.1 above [****] Aircraft and [****] Aircraft as such [****] by Seller in [****] Aircraft and [****] Aircraft, and [****] by Seller for a [****] Aircraft will be an [****] Aircraft, in the [****] by Seller in [****] Aircraft.

2.     EFFECT OF THE AMENDMENT

    The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

    This Amendment will become effective upon its execution.

3.    AGREEMENT

Any reference to “Agreement” in the Agreement, shall mean a reference to the Agreement as amended, modified or supplemented from time to time, including by this Amendment.

4.    ASSIGNMENT

This Amendment and the rights and obligations of the parties are subject to the provisions of this Clause 21 of the Agreement.

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5.    CONFIDENTIALITY

The Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, the Seller and the Buyer agree that such terms and conditions may be disclosed without such prior written consent to (i) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (ii) to the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

6.    COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including counterparts delivered by e-mail or facsimile) will be an original, but all such counterparts will together constitute but one and the same instrument.

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IN WITNESS WHEREOF, this Amendment No. 14 was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:     /s/ Airbus S.A.S.
Name: Airbus S.A.S.
Title: Senior Vice President, Contracts

AMERICAN AIRLINES, INC.

By:     /s/ American Airlines, Inc.
Name: American Airlines, Inc.
Title: Vice President and Treasurer

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